UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

ROSEHILL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37712	47-5500436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Park Row, Suite 300

Houston, Texas, 77084

(Address of principal executive offices, including zip code)

(281) 675-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934.  ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ROSE	The NASDAQ Capital Market
Class A Common Stock Public Warrants	ROSEW	The NASDAQ Capital Market
Class A Common Stock Public Units	ROSEU	The NASDAQ Capital Market

Item 1.01 Entry Into a Material Definitive Agreement.

Restructuring Support Agreement

On June 30, 2020, Rosehill Resources Inc. (the “Company”) and Rosehill Operating Company, LLC (“Rosehill Operating,” and together with the Company, the “Company Parties”), its direct subsidiary, entered into a Restructuring Support Agreement (the “RSA”), which includes the term sheet attached thereto as Exhibit A (the “Term Sheet”), with (i) Tema Oil and Gas Company (“Tema”), as (a) the holder of approximately 66.8% of the voting equity interests of the Company and 35.2% of the equity interests in Rosehill Operating and (b) party to that certain Tax Receivable Agreement dated as of April 27, 2017 (as amended, restated, modified, or supplemented from time to time), by and among the Company and Tema, (ii) certain beneficial holders of, or investment advisors, sub-advisors, or managers of discretionary accounts that are beneficial holders of claims under that certain Amended and Restated Credit Agreement, dated as of March 28, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Company Parties, JPMorgan Chase Bank, N.A., as issuing bank and administrative agent (in such capacity, “JP Morgan”), and the lenders from time to time party thereto (the “Consenting Lenders”), and (iii) certain beneficial holders of, or the investment advisors, sub-advisors, or managers on behalf of discretionary funds, accounts, or entities that are beneficial holders of claims under the Note Purchase Agreement dated as of December 8, 2017 (as amended, restated modified, or supplemented from time to time), by and among the Company Parties, the holders party thereto, and U.S. Bank National Association, as agent and collateral agent, and 100% of the Company’s issued Series B Preferred Stock (the “Consenting Noteholders,” and together with Tema and the Consenting Lenders, the “Consenting Creditors”).

The RSA contemplates that the Company Parties will (i) file voluntary cases (the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) to effect a restructuring through a prepackaged chapter 11 plan of reorganization (the “Plan”) to be filed with the Bankruptcy Court on or before July 15, 2020, at 11:59 p.m. (prevailing Central Time) and (ii) enter into a proposed junior convertible debtor in possession delayed draw term loan facility (the “DIP Facility”) as evidenced by the DIP Credit Agreement (as defined in the RSA).

The RSA contains certain covenants on the part of each of the Company Parties and the Consenting Creditors, including that the Consenting Creditors use commercially reasonable efforts to support the Restructuring Transactions (as defined in the RSA), to vote in favor of the Plan, and to otherwise use good faith when negotiating the forms of the Definitive Documents (as defined in the RSA) with the Company Parties. The RSA also provides for certain conditions to the obligations of the parties and for termination upon the occurrence of certain events, including, without limitation, the failure to achieve certain milestones and certain breaches or other actions by the parties under the RSA.

Proposed Plan of Reorganization

The Plan as contemplated by the RSA will provide for the following, among other things:

•

after the time on which all conditions to the effectiveness of the Plan have been satisfied or waived in accordance with the terms thereof, and the Plan becomes effective (the “Effective Date”), either a reorganized Rosehill Operating or a newly created legal entity that would be the successor to the Company Parties (either entity constituting “New Rosehill”) will be established;

•

the entry by New Rosehill into an exit RBL credit agreement to refinance indebtedness under the Existing Credit Agreement (the “Revolving Credit Facility”), with a tenor of 4 years and a maximum initial borrowing base of $235 million;

•

the principal of the DIP Facility will be converted to 24.15% of the shares of the equity of New Rosehill (the “New Common Shares”), and the backstop fee earned in connection with the DIP Facility will be converted to 1.69% of the New Common Shares, in each case, subject to dilution from the post-emergence management incentive plan that will be adopted by the board of directors of New Rosehill (the “MIP”);

•

each of the Consenting Noteholders will receive its pro rata share of 68.60% of the New Common Shares, subject to dilution from the MIP, in exchange for all of the Secured Note Claims (as defined in the Term Sheet);

•

Tema, as the holder of claims under that Tax Receivable Agreement dated as of April 27, 2017 (as amended, restated, modified, or supplemented from time to time), by and among the Company and Tema, will receive its pro rata share of 4.08% of the New Common Shares, subject to dilution from the MIP, in exchange for all of the TRA Claims (as defined in the Term Sheet);

•

subject to specific conditions, including acceptance of the Plan by and lack of any objection to confirmation of the Plan by the holders of Series A Preferred Stock and Series B Preferred Stock (each as defined in the Term Sheet) (collectively, the “Preferred Holders”), the Preferred Holders will receive their pro rata share of 1.48% of the New Common Shares, subject to dilution from the MIP, in exchange for all of the Series A Preferred Stock and Series B Preferred Stock;

•	the Existing Common Stock (which includes the Company’s Class A Common Stock) and Other Existing Interests (each as defined in the Term Sheet) will be cancelled and receive no recovery;

•

the RSA requires that Tema and the Consenting Noteholders work in good faith to finalize substantially final forms of governance documents or term sheets in respect thereof before the date the Chapter 11 Cases are filed (the “Petition Date”);

•

certain claims relating to borrowings outstanding under the Existing Credit Agreement are to be paid with net cash proceeds from the orderly unwind of all of the Company’s existing commodity hedging and derivative instruments, which is anticipated to occur between the execution of the RSA and the Petition Date; and

•

that certain Gas Gathering Agreement, dated as of April 27, 2017, by and among Rosehill Operating and Gateway Gathering and Marketing Company, will be amended after the execution of the RSA and before the Petition Date.

The terms of the Plan are subject to approval by, among other parties, the Consenting Creditors (pursuant to the terms set forth in the RSA) and the Company, as well as the Bankruptcy Court, among other conditions to the effectiveness of the Plan. The Company Parties intend to solicit votes from the Consenting Creditors with respect to the Plan prior to the Petition Date, and to commence solicitation of votes from the Preferred Holders prior to the Petition Date but to receive such votes after the Petition Date. Accordingly, no assurance can be given that the transactions described herein will be consummated.

The foregoing summary of the terms of the Plan does not purport to be complete and is qualified in its entirety by the full text of the RSA (including the Term Sheet), which is attached as an exhibit hereto and incorporated herein by reference, as well as definitive documentation of the Plan, which may alter or amend the terms of the Plan as set forth in the RSA.

Debtor in Possession Financing

The RSA contemplates that the Company Parties will file a motion with the Bankruptcy Court (the “DIP Motion”) seeking, among other things, interim and final approval of debtor in possession financing on the terms and conditions set forth in the DIP Credit Agreement. If approved by the Bankruptcy Court, the RSA provides that the DIP Credit Agreement will provide for the following, among other things:

•

the DIP Facility, in the aggregate amount of $17.5 million, shall be junior to the Adequate Protection Liens (as defined in the Term Sheet), superpriority liens securing postpetition hedges, the Revolving Credit Facility and the Note Purchase Agreement, but senior to all other Claims (as defined in the Term Sheet) and Interests (as defined in the Term Sheet);

•	$15 million of the DIP Facility will be backstopped by the Consenting Noteholders, and $2.5 million shall be backstopped by Tema;

•	Tema will have the right to subscribe to provide up to $7.5 million of the DIP Facility;

•

the Company Parties will draw half of the DIP Facility within three business days after the entry of the Interim Order, and the remaining half of the DIP Facility within three business days after the entry of the Final Order;

•

the DIP Facility will mature at the earliest of (i) six months after the Petition Date, (ii) the Effective Date, (iii) the closing of a sale of substantially all of the equity interests or assets of the Company Parties (unless done pursuant to the Plan), (iv) the date of prepayment in cash in full by the Company of all claims under the DIP Facility and termination of all commitments in respect of the DIP Facility in accordance with the terms of the DIP Credit Agreement, and (v) the date of termination of the commitments in respect of the DIP Facility and/or acceleration of any outstanding extensions of credit following the occurrence and during the continuance of an event of default under the DIP Facility;

•

borrowings under the DIP Facility will bear interest at 8% per annum, paid-in-kind monthly, with an additional 2% per annum default rate paid-in-kind, provided that such interest may only be paid in cash upon the Effective Date subject to certain conditions;

•	the Company Parties will pay an upfront fee of 100 bps, paid-in-kind, provided that such upfront fee may only be paid in cash upon the Effective Date subject to certain conditions;

•	the DIP Credit Agreement will provide for certain customary covenants applicable to the Company;

•

the DIP Credit Agreement will require that the Company Parties (i) enter into commodity hedge transactions pursuant to standards agreed in advance by the Company, the Majority DIP Lenders (as defined in the Term Sheet), and JP Morgan in their reasonable discretion such that, as soon as practical after the Petition Date (and in any case no later than ten (10) Business Days (as defined in the Term Sheet) after the Petition Date), the notional volumes of such commodity hedge transactions represent at least 70% of reasonably anticipated projected production from oil and gas properties constituting proved developed producing reserves of Rosehill Operating for each of the following 24 months (August 2020 to July 2022 based on the most recent reserve report) for each of crude oil and natural gas, calculated separately, (ii) receive prior written consent from Majority DIP Lenders and JP Morgan (acting at the direction of the Required Revolving Credit Agreement Lenders (as defined in the Term Sheet)) for any asset sales or dispositions outside the ordinary course of business in excess of $200,000 in the aggregate or investments in excess of $200,000 in the aggregate, and (iii) provide certain periodic reporting packages and budgets to the Majority DIP Lenders and JP Morgan; and

•	the DIP Credit Agreement will provide for certain customary conditions for debtor in possession facilities of this type and certain other conditions as required by the Majority DIP Lenders.

The terms of the DIP Credit Agreement are subject to approval by the DIP Lenders, the Company, and the Bankruptcy Court, among other conditions. Accordingly, the terms of the DIP Credit Agreement are subject to change, and there can be no assurance that the DIP Credit Agreement will be consummated. The Company anticipates closing the DIP Credit Agreement promptly following approval by the Bankruptcy Court of the DIP Motion.

The foregoing summary of the terms of the proposed DIP Facility does not purport to be complete and is qualified in its entirety by the full text of the RSA (including the Term Sheet).

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders will very likely experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases. In connection with the Chapter 11 Cases, as contemplated by the Term Sheet, the Company intends to terminate the listing and trading of its Class A Common Stock, Class A Common Stock Public Units, and Class A Common Stock Public Warrants on the Nasdaq Capital Market and terminate and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as permissible.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including statements relating to the Chapter 11 Cases, the Plan, the DIP Facility, and the delisting and deregistration of the Company’s securities. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Company’s expectations, including the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. While the Company makes these statements in good faith, neither the Company, its management, nor Rosehill Operating can guarantee that anticipated future results will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise, except as required by law.

No Solicitation or Offer

Any new securities to be issued pursuant to the restructuring transactions described herein may not be registered under the Securities Act or any state securities laws, but may be issued pursuant to an exemption from such registration requirements. Such new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated June 30, 2020, among the Company Parties and the Consenting Creditors (including the Term Sheet) (Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSEHILL RESOURCES INC.

Date: July 1, 2020	By:	/s/ R. Craig Owen
	Name:	R. Craig Owen
	Title:	Senior Vice President and Chief Financial Officer